EXHIBIT 10.18


                FIRST AMENDMENT TO THE AGREEMENT FOR CONVERTIBLE
                             SECURED LINE OF CREDIT

                                                                PHOENIX, ARIZONA
                                                                   JUNE 30, 2003

     THIS FIRST AMENDMENT TO THE AGREEMENT FOR CONVERTIBLE SECURED LINE OF CREDIT, (the "AMENDMENT") is by and between Dyna-Cam Engine Corporation, a corporation organized under the laws of the State of Nevada ("MAKER") and Aztore Holdings, Inc., of Phoenix, Arizona, a corporation organized under the laws of the State of Arizona ("LENDER"). This Amendment is effective June 30, 2003 and amends and restates in part the Agreement for Convertible, Secured Line of Credit effective on April 30, 2001 (the "ORIGINAL AGREEMENT"). The Original Agreement and this Amendment are referred to jointly as the "AMENDED AGREEMENT." Unless specifically stated, this Amendment has no implications for the representations, warranties and other terms and conditions of the Original Agreement which are still in effect and the terms and definitions in this Amendment have the same meaning as those contained in the Original Agreement. If this Amendment and the Original Agreement are in conflict, the Lender, in its sole discretion, may choose which of the agreements is the prevailing agreement.

                                    RECITALS

     A. On June 30, 2003 Maker agreed to dispose of the assets that were the collateral under the Original Agreement (the "ASSET DISPOSITION"). Maker was in default under the Original Agreement but such defaults were substantially cured by the Asset Disposition;

     B. Having sold its assets related to manufacturing engines in the Asset Disposition, Maker is now in the business of seeking a business to acquire (the "BUSINESS PLAN");

     C. Maker received as part of the Asset Disposition a certificate of deposit (for $20,500 (the "CD") titled in the name of Maker, Lender and Aero Marine Engine Corp., the purchaser of the Maker's assets in the Asset Disposition ("AERO");

     D. As of the date of this Amendment but after the closing of the Asset Disposition and application of funds received thereunder, Maker owes Lender $55,500 under the Original Agreement;

     E. Per the terms of the Original Agreement Maker executed a Security Agreement granting a security interest in favor of the Lender in all personal property owned by Maker (the "SECURITY AGREEMENT"), and caused a UCC-1 Financing Statement to be filed with the Secretary of State of Nevada;

     F. The Security Agreement, the UCC-1 Financing Statement, and the Original Agreement are collectively referred to hereinafter as the "ORIGINAL LOAN DOCUMENTS;"

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     G.   Lender is willing to continue to provide financing to Maker to assist
Maker in the execution of Maker's Business Plan and Maker desires to amend the Original Loan Documents so that it can attempt to execute its Business Plan for the benefit of the Maker's other creditors and shareholders.

                                    AGREEMENT

     In consideration of the above recitals, the following representations, warranties, covenants and conditions, and other good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

                                   SECTION ONE
                            AMENDMENTS AND AGREEMENTS

     Maker and Lender hereby agree to the following changes to the Original
Agreement:

     (1) Lender hereby waives any defaults under the Original Agreement through June 30, 2003.

     (2) Until further notice, and on the condition that Maker not be in default with respect to any of the terms of this Amendment or the Original Loan Documents, or with respect to any outstanding note evidencing any advance made under this Amendment, Lender will make available to Maker the Line of Credit not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00). Lender may however, at its sole option and in its sole discretion, loan amounts to Maker in excess of the amount of the Line of Credit established hereunder under the same terms and conditions.

     (3) This Amendment has been duly authorized, executed and delivered and constitutes the valid and binding obligation of Maker enforceable in accordance with its terms.

     (4) Maker shall execute, acknowledge, deliver, record and file such further instruments and do such further acts (including delivery of financing statements) as Lender in its sole and absolute judgment deems necessary, desirable or proper to carry out the purposes of the Amended Agreement and to subject to the security interest created hereby any property intended to be covered hereby.

     (5) As a condition of the Asset Disposition, Maker has agreed to amend its Articles of Incorporation to change its name. Maker has not yet determined its new name. Maker can choose any new name in its sole discretion but must notify Lender and make any changes and pay the cost of any such changes to the Original Loan Documents or the Amendment and any related documents that Lender requests.


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     (6)  The capital structure of Maker and the owners of any class of capital stock of Maker are as set forth in the Maker's filing with the Securities and Exchange Commission.

     (7) The Maker has not filed and has not had filed against it a petition for relief under Title 11 of the United States Code.

     (8) As of the date of this Amendment, Maker has paid and is current on all payroll taxes and all taxes or assessments levied and assessed or imposed upon its property or income as well as all claims which, if unpaid, might by law become a lien or charge upon its property or income.

     (9) Lender may reasonably request information concerning the financial condition of Maker and Maker shall promptly furnish to Lender such additional financial statements and such data.

     (10) Lender acknowledges that Maker's management has changed to Michael S. Williams, CEO and President, and Lanny R. Lang, Secretary and Treasurer, and that Maker's address is now 14647 South 50th Street, Suite 130, Phoenix, Arizona, 85044-6475.

                                   SECTION TWO
                    ADDITIONAL COLLATERAL AND EXISTING NOTES

     (1) Maker acknowledges that it owes Lender $55,500 as of the date hereof. Maker has delivered the CD to Lender and Maker hereby appoints Lender as its irrevocable power of attorney to negotiate the CD when and if Lender, in its sole discretion, can reach an agreement with Aero regarding the CD. Maker accepts the CD in satisfaction of $20,500 of the existing debt and Maker will issue Lender new Secured Promissory Notes for $35,000.

     (2) Until such time or until such time as Lender shall deliver the CD back to Maker, Lender shall be entitled to the CD and all proceeds thereof.

     (3) If Lender chooses to return the CD to the Maker, which Lender may choose to do, in its sole discretion, the Maker shall issue Lender an additional Secured Promissory Note in the amount of $20,500 plus any interest accrued on the CD to the date of delivery. Thereafter, such Secured Promissory Note shall bear interest from the date of delivery in accordance with this Amended Agreement.

                                  SECTION THREE
                                 TERMS OF LOANS

     (1) Maker may from time to time request Lender to loan or advance amounts to Maker and Lender shall make such loan or advance up to the amount of the Line of Credit.


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     (2)  Maker shall use all proceeds from such loans or advances pursuant to the Use of Proceeds specifically presented to Lender as part of Maker's loan request. Lender may approve or decline such uses in Lender's sole discretion and if Lender declines such use Lender is under no obligation to fund any such loan or advance. In the event that Lender elects to make such loan or advance, at the time of each such borrowing Maker shall execute and deliver to Lender a new Secured Promissory Note payable to Lender in order to evidence each such new loan or advance (the "SECURED PROMISSORY NOTE(S)") as specified under the Original Loan Documents except that each such Secured Promissory Note shall be dated the date of the borrowing and shall mature on or before March 31, 2004 ("LOAN MATURITY DATE") unless accelerated hereunder. All amounts advanced or loaned by Lender hereunder and under each Secured Promissory Note shall bear interest from the date the funds are advanced (the "FUNDING DATE") until paid at the rate of eighteen percent (18%) per annum (the "STATED RATE").

                                  SECTION FOUR
                      TERMINATION OF THE AMENDED AGREEMENT

     The Amended Agreement, each of the Original Loan Documents and each of the other related agreements, documents and instruments executed or entered into in connection herewith or therewith, and the rights and obligations of each of the parties hereunder and thereunder shall terminate and be of no further force or effect, on the earlier of (a) the Loan Maturity Date or (b) the date that all amounts due and owing under the Amended Agreement, the Original Loan Documents and/or each of the executed Secured Promissory Notes or any of the other loan documents, whether existing now or in the future, between Lender and Maker ("OTHER LOAN DOCUMENTS"), including but not limited to principal, interest, late charges, fees, costs or penalties, have been paid in full to Lender (the "TERMINATION DATE"). Upon such termination, Lender shall execute, acknowledge, deliver, record and/or file any and documents, releases, termination of security interest statements and the like, execute, deliver, record and/or file such documents of reassignment, reconveyance and the like, and take any and all actions reasonably requested by Maker as may be necessary or advisable to release all security interests, liens, charges and the like on the assets of Maker, any securities of Maker or which otherwise arise under or with respect to the Amended Agreement, the Loan Documents or any such related agreements, documents or instruments.

                                  SECTION FIVE
                        CONDITIONS FOR LOANS AND ADVANCES
                               AND USE OF PROCEEDS

     It is specifically understood and agreed that Lender will only make loans and advance funds to Maker if Maker satisfies each of the following conditions and meets the following benchmarks:

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     (1)  Maker is not in default under the terms and conditions of the Amended
Agreement or any of the other Original Loan Documents as defined above.

     (2) No condition exists which, but for the giving of notice or the lapse of time or both, would constitute a default under the terms and conditions of this Amendment or any of the Original Loan Documents or Other Loan Documents.

     (3) The Maker has not filed and has not had filed against it a petition for relief under Title 11 of the United States Code;

     (4) The Maker utilized all funds from prior advances or loans made by Lender in the manner set forth to Lender when such loans or advances were requested.

     (5) All property belonging to or leased by Maker is insured against loss or damage to the extent and against the risks that similar property is usually insured by other companies engaged in the same business and will cause any subsidiaries so to do and all insurance policies of Maker name Lender as the "loss payee";

     (6) Maker has paid and is current on all payroll taxes and other taxes or assessments levied and assessed or imposed upon its property or income as well as all claims which, if unpaid, might by law become a lien or charge upon its property or income;

     (7) Maker has permitted Lender, through its authorized attorneys, accountants and representatives, reasonable access to all of its business premises and offices to inspect and examine the Collateral and the books, accounts, records, ledgers and assets of every kind and description of Maker; and

     (8) Maker is not subject to any collection actions that would be detrimental to the Lender or the Maker or if the Lender deems that such actions hinder or make Lender's ability to collect under this Amended Agreement, the Original Loan Documents, the Security Agreement or any Other Loan Documents impaired in any way or if the Lender determines that the Lender will be unable to make additional advances under the Amended Agreement and have a priority collateral position. Such determination is in the Lender's sole discretion.

                                   SECTION SIX
                               SECURITY FOR LOANS

     All funds advanced or loaned to Maker by Lender including all amounts evidenced by any and all Secured Promissory Notes as having been loaned or advanced by Lender to Maker were secured pursuant to a security agreement dated April 20, 2001 for the benefit of Lender (the "ORIGINAL SECURITY AGREEMENT"). Such instruments and documents, together with any other instruments and documents evidencing or securing the indebtedness evidenced by the Amended Agreement and any Secured Promissory Notes, are referred to herein as the

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"SECURITY DOCUMENTS." In the event of any inconsistency between the terms of the
Amended Agreement, any Secured Promissory Note and any of the Original Loan Documents or Other Loan Documents, the terms of the Amended Agreement shall control; however, this provision shall not be deemed to limit, abrogate, restrict or impair any provision in any one or more of such other documents which provides for more extensive or expansive obligations, requirements or restrictions by or upon Maker or more extensive or expansive rights or remedies of Lender, than are contained in the Amended Agreement. The Original Loan Documents continue to apply to the Amended Agreement and the Secured Promissory Notes.

                                  SECTION SEVEN
                          CONVERSION OF DEBT INTO STOCK

A.   CONVERSION RIGHTS

     The Lender shall have the option and may, in the sole exercise of its discretion, elect to convert all or a portion of the outstanding balance of all loans and advances made by Lender to Maker under the Amended Agreement, the Secured Promissory Notes and any other instrument or transaction between Lender and Maker into such shares of Maker's common stock, at a price to be determined by any third party purchase transaction to purchase common shares whether through a cash purchase or other exchange whereby the Maker receives in cash or in kind more than $50,000 (the "CONVERSION PRICE"). In the event that Lender elects to exercise its option to convert its debt into such securities, Lender shall deliver a notice of its election to convert (the "CONVERSION NOTICE") to Maker at the address set forth herein within ten business days from the receipt of notice of such transaction which Maker hereby agrees to timely deliver to Lender. In addition, in the event that Maker issues any warrants to purchase securities to any agents for the seller of or finders of purchasers for such shares then Maker will issue to Lender, upon conversion, an equal percentage of warrants related to the amount of debt converted by Maker.

B.   TERM OF THE CONVERSION RIGHTS

     (1) PARTIAL PAYMENT/PARTIAL CONVERSION. If Maker, at any time, tenders payment of an amount which is less than the full amount due to Lender (a "PARTIAL PAYMENT"), then Lender may exercise its right to convert the amount of debt represented by such Partial Payment for a period of 10 business days after any such Partial Payment has been received by Lender by serving Maker with a Conversion Notice stating the portion of the debt for which Maker has tendered Partial Payment plus any additional amounts due and owing from Maker to Lender which Lender is electing to convert. In the event that Lender does not timely serve Maker with such a Conversion Notice, the Partial Payment shall be deemed accepted, the aggregate amount of the debt due and owing to Lender by Maker shall be reduced by the amount of such Partial Payment and the portion of Lender's conversion rights as would relate to the amount of debt reduced by such Partial Payment shall terminate. All remaining conversions rights of Lender (the

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right to convert the remaining balance of the debt due to Lender) shall be unaffected by such Partial Payment.

     (2) AFTER TERMINATION DATE. The conversion rights granted herein to Lender shall continue and be in full force and effect and Lender may exercise all or a portion thereof until 10 business days after the occurrence of the Termination Date. In the event that Maker tenders payment to Lender of all amounts due and owing under the Amended Agreement and/or each executed Secured Promissory Notes or any of the other Loan Documents ("FULL PAYMENT"), Lender may elect to convert all or a portion of the amount of the debt for which Maker has tendered payment by serving Maker with a Conversion Notice as set forth above. In the event that Lender does not timely serve Maker with such a Conversion Notice, the Full Payment shall be deemed accepted, the aggregate amount of the debt due and owing to Lender by Maker shall be reduced by the amount of such Full Payment and the all of Lender's conversion rights shall terminate.

                                  SECTION EIGHT
               EVENTS OF DEFAULT AND LENDER'S RIGHTS AND REMEDIES

     A.   EVENTS OF DEFAULT

     The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

     (1) Maker becomes subject to any collection actions that would be detrimental to the Lender or the Maker or if the Lender deems that such actions hinder or make Lender's ability to collect under this Amended Agreement, the Original Loan Documents, the Secured Promissory Notes or any Other Loan Documents impaired in any way or if the Lender determines that the Lender will be unable to make additional advances under the Amended Agreement and have a priority collateral position. Such determination is in the Lender's sole discretion.

     (2) Uncertainty that the Maker will succeed with its Business Plan. Such determination is in the Lender's sole discretion.

     (3) Nonpayment of principal, interest or any other amount when due under the Amended Agreement or any of the Secured Promissory Notes.

     (4) Failure to perform any duty or obligation of Maker under the Amended Agreement or to pay any sum due or otherwise advanced under the Amended Agreement, any of the Secured Promissory Notes, any Original Loan Documents or any Other Loan Document or any other default by Maker thereunder.

     (5) The adjudication of the Maker as a bankrupt or insolvent, or entry of any order appointing a receiver or trustee for the Maker or any Guarantor or for

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all or any of their property, or the vote or the decision by the Maker's Board of Directors, shareholders or officers or the entry of an order approving a petition seeking relief for Maker or any Guarantor or other similar relief under Title 11 of the United States Code or other similar laws of the United States of America or any other competent jurisdiction, or the filing by or against Maker or any Guarantor of a petition seeking any of the foregoing or consenting to any of the foregoing, or the filing of a petition to take advantage of any Maker's act, or making a general assignment for the benefit of creditors, or the admission in writing by Maker or any Guarantor of its inability to pay its debts as they become due.

     (6) The failure of Maker to use any portion of the funds advanced or loaned by Lender in the manner set forth above in Section Three.

     (7) Any material representation or warranty made by Maker to Lender in connection with or pursuant to the Amended Agreement is false in any material respect on the date as of which it was made or becomes false in any material respect.

     (8) The failure of Maker to pay any taxes, including payroll taxes, when due to any governmental entity.

     (9) The occurrence of any of the Events of Default as defined and set forth in the Security Agreement, any of the Secured Promissory Notes, any of the Original Loan Documents or any of the Other Loan Documents.

     B.   LENDER'S OPTIONS UPON DEFAULT

     (1) Upon the occurrence of an Event of Default or if Maker otherwise fails to perform any of its duties, covenants, undertakings and responsibilities contained herein, in any Secured Promissory Note, any Original Loan Document or any Other Loan Document, Lender shall provide to Maker a written Notice of Default at the address set forth herein and provide to Maker a period of seven business days from the date of the Notice of Default in order to cure all defaults under the Amended Agreement and/or any of the Original Loan Documents or Other Loan Documents. If any such defaults remain uncured as of the close of business on the seventh business day following the date of the Notice of
Default: (i) the unpaid principal balance, and accrued unpaid interest and all other amounts due or otherwise advanced under the Amended Agreement, all of the Secured Promissory Notes, the Original Loan Documents or the Other Loan Documents shall automatically without notice bear interest at a rate equal to eight percentage points above the Stated Rate (the "DEFAULT RATE"), however, in the event that applicable law may limit the amount of interest that may be charged, such Default Rate shall be at the highest rate allowed by applicable law until the default has been cured, at which time interest shall again accrue at the Stated Rate; (ii) the whole sum of principal, accrued interest and all other amounts due under the Amended Agreement, the Secured Promissory Notes, the Original Loan Documents or the Other Loan Documents shall, at the option of the Lender, its nominee and any holder of any of the Secured Promissory Notes, be

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due and payable, with interest thereon to accrue at the Default Rate from the date of the Event of Default until the Event of Default has been cured at which time interest shall again accrue at the Stated Rate; and (iii) the Lender may exercise any of the rights and remedies contained herein, in any of the Secured Promissory Notes, the Original Loan Documents or the Other Loan Documents.

     (2) The rights or remedies of Lender as provided in the Amended Agreement, the Secured Promissory Notes, the Original Loan Documents or the Other Loan Documents shall be cumulative and concurrent, and may be pursued singly, successively, or together against Maker and any other funds, property or security held by Lender for payment hereof or otherwise at the sole, absolute and uncontrolled discretion of Lender. No single or partial exercise of any power hereunder or under any Original Loan Document or Other Loan Document securing the Amended Agreement and the Secured Promissory Notes or any guaranty shall preclude other or further exercise of such power or the exercise of any other right, remedy or power. The Lender, its nominee and/or the holder of any of the Secured Promissory Notes shall at all times have the right to proceed against any portion of the security in such order and in such manner as the holder may elect, without waiving any rights with respect to any other security. Neither (i) the acceptance by Lender, its nominee or the holder of any of the Secured Promissory Notes of any payment in an amount less than payment in full of the amount due and payable at the time of such payment, nor (ii) any delay or omission on the part of the holder hereof in exercising any right, remedy or power hereunder, shall operate as a waiver by the holder of the right to exercise any right, remedy or power at the time or at any subsequent time, or nullify any prior exercise of a right, remedy or power.

     (3) Maker acknowledges and agrees that it is impractical and extremely difficult to fix in advance the actual damages incurred by Lender, its nominee and/or the holder of any of the Secured Promissory Notes if the required payments are not made at the Loan Maturity Date, due to the fact that (i) interest rates and administrative costs fluctuate, (ii) it is impossible to predict how long a default will continue, and (iii) the economic cost of ascertaining actual damages in each instance of default would be excessive in relation to the actual damages sustained. Therefore, Maker agrees to pay to Lender, its nominee and/or the holder of any of the Secured Promissory Notes a late charge equal to eight percent (8%) of the aggregate amount of principal plus interest due and owing at the Loan Maturity Date on the date that is thirty days after the Loan Maturity Date if all amounts due and owing to Lender, its nominee and/or any holder of any Secured Promissory Note under the Amended Agreement and all of the Secured Promissory Notes are not paid in full at the Loan Maturity Date. Maker further agrees to pay to Lender, its nominee and/or the holder of any of the Secured Promissory Notes an additional late charge equal to five percent (5%) of the aggregate amount of principal plus interest due and owing at the Loan Maturity Date on each successive thirtieth day following the Loan Maturity Date if all amounts due and owing to Lender under the Amended Agreement and all of the Secured Promissory Notes are not paid in full prior to that date. Such late charges are intended as liquidated damages in lieu of actual damages and not as a penalty. Maker agrees that said late charge represents a fair and reasonable estimate of the average compensation for the

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actual economic loss sustained because of a default in payment. All late charges shall be due and payable, without further notice, on each successive thirty-day anniversary of the Loan Maturity Date. Late charges are in addition to any interest charged at the Default Rate. However, in the event that applicable law may limit the amount of late charges or the aggregate amount of late charges plus interest that may be charged under the Amended Agreement and the Secured Promissory Notes, such late charges shall be at the highest rate allowed by applicable law.

     (4) Notwithstanding the foregoing, the Lender, its nominee and/or any holder of any Secured Promissory Note shall not be obligated to accept any delinquent payment, nor shall acceptance of any delinquent payment or any late charges prejudice Lender's, its nominee's or any holder's right to collect any other amounts under the Amended Agreement or any Secured Promissory Note, to declare a default under or to accelerate the Amended Agreement or any of the Secured Promissory Note in the event of any subsequent Event of Default or to exercise any other rights or remedies provided herein or by law. Acceptance of any delinquent payment without the applicable late charge shall not be deemed a waiver of the right to collect that or any subsequent late charge. Acceptance of late charge and/or default interest payments will be made "without prejudice" and with explicit reservation of all rights - this notification to that effect being intended in lieu of specific notification being set out on a check or other instrument by which a payment may be tendered and regardless of what notations on Maker's part may accompany any tendered payment. Specifically this means that partial payment of amounts due and payable does not, and will not, accomplish a reinstatement of the Amended Agreement or any Secured Promissory Note, unless Maker and Lender have a specific written understanding to allow reinstatement on that basis. Such payments will simply reduce the accelerated balance owing. Any such payment, if accepted, will be retained without prejudice to Maker's right to proceed.

     (5) All payments on the Amended Agreement and any of the Secured Promissory Notes shall be applied first to late charges and any costs, added charges or advances made by Lender, its nominee or any holder of any of the Secured Promissory Notes under the terms of any of the Security Documents, then to discharge all interest including Default Interest due on the unpaid principal balance hereof, and the remainder shall be applied to the reduction of the principal balance.

     (6) Maker (i) waives all applicable exemption rights, whether under the state constitution, homestead laws or otherwise, (ii) waives diligence, presentment, protest and demand and also notice of protest of demand, of nonpayment, of dishonor and of maturity and also recourse to suretyship defenses generally, marshaling of assets, laches, estoppel and equitable defenses generally, and (iii) waives offset rights against the debt evidenced by this Note.

     (7) Maker agrees to pay all costs of collection, including reasonable attorney's fees and all costs of suit, in the Event of Default hereunder.

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                                  SECTION NINE
                                  SEVERABILITY

     Each provision of the Amended Agreement is intended to be severable. Maker and Lender further intend and believe that each provision in the Amended Agreement and each of the Secured Promissory Notes complies with all applicable local, state and federal laws and court decisions. However, if any provision or provisions in the Amended Agreement or any of the Secured Promissory Notes is or are found by a court of law to be in violation of an applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion or provision(s) of the Amended Agreement or any Secured Promissory Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of Maker that such portion, provision(s) shall be given full force and effect to the fullest possible extent that they are legal, valid and enforceable, that the remainder of the Amended Agreement and such Notes shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision(s) are not contained herein, and that the rights, obligations and interests of the Maker and the holder hereof under the remainder of the Amended Agreement and the Secured Promissory Notes shall continue in full force and effect.

                                   SECTION TEN
                               ADDITIONAL ACTIONS

     Each party hereto agrees to do all acts and things and to make, execute, and deliver such written instruments and documents as shall from time to time be reasonably required to carry out the terms and provisions of this Amendment.

                                 SECTION ELEVEN
                               REMEDIES CUMULATIVE

     The remedies of the parties hereto under the Amended Agreement are cumulative and shall not exclude any other remedies to which any party may be lawfully entitled.

                                 SECTION TWELVE
                                ENTIRE AGREEMENT

     The Amended Agreement, the Secured Promissory Notes, the Original Loan Documents and the Other Loan Documents contain the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, express or implied, oral or written, among the parties with respect to such subject matter. The express terms of the Amended Agreement shall control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

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     IN WITNESS WHEREOF, the Amended Agreement has been executed as of the date first written above,

LENDER                                      MAKER
Aztore Holdings, Inc.                       Dyna-Cam Engine Corporation

/s/ Michael S. Williams                     /s/ Michael S. Williams
-------------------------------------       ------------------------------------
By:  Michael S. Williams                    By:  Michael S. Williams
Its:  President                             Its:  President